                                                                    EXHIBIT 10.1


                 AMENDMENT NO. 17 TO CREDIT AGREEMENT AND WAIVER

            THIS AMENDMENT NO. 17 TO CREDIT AGREEMENT (the "Amendment") dated as of July 14, 1998 by and among Mariner Health Group, Inc., a Delaware corporation (the "Borrower"), PNC Bank, National Association, CoreStates Bank, N.A., Creditanstalt AG (formerly known as Creditanstalt Bankverein), First Union National Bank (as successor by merger to First Union National Bank of North Carolina), Mellon Bank, N.A., Toronto Dominion (New York), Inc., Bankers Trust Company, Credit Lyonnais New York Branch, AmSouth Bank, Bank of Tokyo-Mitsubishi Trust Company, The Fuji Bank, Limited New York Branch, SunTrust Bank, Central Florida, N.A., Bank One Kentucky, NA, Fleet National Bank, Comerica Bank, The First National Bank of Chicago, The Industrial Bank of Japan, Limited, New York Branch, The Long-Term Credit Bank of Japan, Ltd. New York Branch and Riggs Bank N.A. (collectively, the "Banks"), and PNC Bank, National Association, in its capacity as agent for the Banks (the "Agent").

                              W I T N E S S E T H:

            WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of May 18, 1994, as amended (the "Credit Agreement"), pursuant to which the Banks provided a $460,000,000 revolving credit facility to the Borrower;

            WHEREAS, the Borrower, the Banks and the Agent desire to amend and restate the Credit Agreement as hereinafter provided, to allow for and in connection with the acquisition by Paragon Health Network, Inc. ("Paragon") of all of the issued and outstanding capital stock of the Borrower;

            WHEREAS, the Borrower is a party to that certain Agreement and Plan of Merger by and among the Borrower, Paragon and Paragon Acquisition Sub, Inc. ("Acquisition Sub"), dated April 13, 1998 (the "Merger Agreement");

            WHEREAS, pursuant to the Merger Agreement, Acquisition Sub will merge with and into the Borrower, with the Borrower as the surviving corporation, as more fully described in the Merger Agreement (the "Paragon Acquisition");

            WHEREAS, Section 9.01(m) of the Credit Agreement provides that it is an Event of Default if a Change of Ownership occurs;

            WHEREAS, the Paragon Acquisition would constitute a Change of Ownership; and

            WHEREAS, the Borrower has requested that the Banks and the Agent, effective upon consummation of the Paragon Acquisition, subject to the terms and conditions hereinafter provided, amend and restate the Credit Agreement.

            NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

            Definitions.

            Defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement as amended by this Amendment.

            Amendment and Restatement of Credit Agreement and Related Matters.

                  The parties hereto do hereby consent to the amendment and restatement of the recitals and Articles I through XI to the Credit Agreement as set forth on Exhibit 1 hereto, the amendment and restatement of Exhibits 8.03(d) [Compliance Certificate] and 2.05 [Revolving Credit Loan Request] to the Credit Agreement to read as set forth on the exhibits attached hereto bearing the same numerical reference as the original exhibits, and the addition of new Schedule
6.01 (cc) [Certain Affiliate Transactions] to the Credit Agreement in the form as set forth on the schedule attached hereto bearing the same name and numerical reference, with such amendments and restatements and the addition of such new schedule to the Credit Agreement to be automatically effective on the date of, and contemporaneously with, the consummation of the Paragon Acquisition, subject only to the satisfaction of the conditions set forth in Section 3 hereof.

            Conditions of Effectiveness of Amendment and Restatement of Credit Agreement and Related Matters. The effectiveness of the Amendment and Restatement of the Credit Agreement and the effectiveness of the other matters set forth in Section 2 hereof on the date of consummation of the Paragon Acquisition are expressly conditioned upon satisfaction of each of the following conditions precedent on the date of the consummation of the Paragon Acquisition:

                  Paragon Acquisition Closing. The Borrower shall have delivered to the Agent for the benefit of the Banks copies of the executed Merger Agreement. The Merger Agreement and each of the other documents in connection with the closing under the Merger Agreement (together with the Merger Agreement, collectively, the "Paragon Documents") shall be a binding obligation of each party thereto. All conditions to closing under the Paragon Documents shall have been satisfied or waived by the requisite parties thereto. On or before September 30, 1998, the Paragon Acquisition shall have been consummated in accordance with the Paragon Documents. Borrower shall have delivered to the Agent for the benefit of the Banks true and correct copies of each document executed or delivered in connection with the closing of the Paragon Acquisition, including a copy of all material consents and approvals required for the consummation of the Paragon Acquisition and all consents and approvals required for the execution, delivery and performance of this Amendment. There shall have been no amendment to the Merger Agreement, other than such amendment as approved by the Agent prior to the execution thereof. All material consents, approvals, exemptions, orders or authorizations of, or registrations or filings with any Official Body or any other person as required by any Law or any agreement in connection with the execution, delivery and carrying out of the Merger Agreement shall be obtained or made. An Authorized Officer shall have delivered a duly executed certificate, certifying as to the items in this Section 3(a).

                  Representations and Warranties; No Defaults. After giving effect to the consummation of the Paragon Acquisition, the representations and warranties of the Borrower contained in Article VI of the Credit Agreement shall be true and accurate on the date thereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and the Borrower shall have performed and complied with all covenants and conditions under the Loan Documents and hereof; after giving effect to the consummation of the Paragon Acquisition, no Event of Default or Potential Default under the Credit Agreement and the other Loan Documents shall have occurred and be continuing or shall exist; and an Authorized Officer shall have delivered to the Agent a duly executed certificate as of the date of consummation of the Paragon Acquisition certifying as to the items in this Section 3(b).

                  Organization, Authorization and Incumbency. There shall be delivered to the Agent for the benefit of each Bank a certificate, dated as of the date of the consummation of the Paragon Acquisition, after giving effect thereto, and signed by the Secretary or an Assistant Secretary of each Loan Party, certifying as appropriate as to:

                        all action taken by such Loan Party in connection
                              with this Amendment and the other Loan
                              Documents;

                        the names of the officer or officers authorized to
                              sign this Amendment and the other documents executed and delivered in connection herewith and described in this Section 3 and the true signatures of such officer or officers and, in the case of the Borrower, specifying the Authorized Officers permitted to act on behalf of the Borrower for purposes of the Loan Documents and the true signatures of such officers, on which the Agent and each Bank may conclusively rely; and

                        copies of its organizational documents, including its
                              certificate of incorporation and bylaws if it is a corporation and its certificate of partnership and partnership agreement if it is a partnership, in each case as in effect on the date hereof, certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of each of the Loan Parties in each state where organized; provided that each of the Loan Parties other than Borrower may, in lieu of delivering copies of the foregoing organizational documents and good standing certificates, certify that the organizational documents and good standing certificates previously delivered by the Loan Parties to the Agent remain in effect and have not been amended.

                  Opinions of Counsel. There shall be delivered to the Agent for the benefit of each Bank written opinions dated the date of the consummation of the Paragon Acquisition of Testa, Hurwitz & Thibeault, LLP, counsel for the Loan Parties, and of Powell, Goldstein, Frazer & Murphy LLP, counsel to Paragon, with such opinions to be in form and substance satisfactory to the Agent.

                  Fees and Expenses. The Borrower shall pay or cause to be paid to the Agent for itself and for the account of the Banks to the extent not previously paid (i) the fees set forth in that certain agreement between the Borrower and the Agent regarding fees of the Agent, (ii) the fees (the "Amendment Fee") payable to each Bank with respect to the Paragon Acquisition, as set forth on Exhibit 2 hereto, and (iii) all other fees accrued through the date of consummation of the Paragon Acquisition and the costs and expenses of the Agent and the Banks including, without limitation, reasonable fees of the Agent's counsel in connection with this Amendment.

                  Acknowledgment. Each of the Loan Parties, other than the Borrower, shall have executed the Confirmation of Guaranty in the form attached hereto as Exhibit 3 hereto.

                  Legal Details; Counterparts. All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Agent, the Agent shall have received from the Borrower and the Required Banks an executed original of this Amendment and the Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Agent.

                  Projections. The Loan Parties shall have delivered to the Agent projections of the Borrower, Paragon and their respective Subsidiaries prepared on a combined pro forma basis for the two (2) fiscal years ending September 30, 1998 through September 30, 1999 in detail satisfactory to the Agent.

                  Paragon Agreement. Paragon shall have duly executed and delivered to the Agent an Agreement, in the form of Exhibit 4 attached hereto dated the date of the consummation of the Paragon Acquisition.

            Outstanding Items. The Borrower covenants and agrees to undertake in good faith to complete as promptly as possible, all outstanding items required to be completed in connection with Amendments 7 through 16 of the Credit Agreement as set forth on the list of outstanding items dated June 19, 1998 (except for the opinions and memorandums of counsel subject to the waiver in the following sentence), the satisfaction of which it is expressly agreed has not been waived by the Banks. The Banks, by their execution of this Amendment, hereby waive, effective upon the date of consummation of the Paragon Acquisition in accordance with the terms of this Amendment, the requirement that the Borrower deliver the various outstanding opinions or memorandums of counsel regarding healthcare regulatory matters.

            Force and Effect. Except as expressly modified by this Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect after the date hereof.

            Governing Law. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

            Effective Date; Certification of the Borrower. This Amendment shall be dated as of and shall be binding, effective and enforceable upon the date of receipt by the Agent of duly executed original counterparts of this Amendment from the Borrower, the Agent and the Required Banks, and from and after such date this Amendment shall be binding upon the Borrower, each Bank and the Agent, and their respective successors and assigns permitted by the Credit Agreement. The Borrower by executing this Amendment, hereby certifies that this Amendment has been duly executed and that as of the date hereof no Event of Default or Potential Default exists under the Credit Agreement or the other Loan Documents.

                              [INTENTIONALLY BLANK]

                  [SIGNATURE PAGE 1 OF 20 TO AMENDMENT NO. 17]


            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.



                                       MARINER HEALTH GROUP, INC.


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                  [SIGNATURE PAGE 2 OF 20 TO AMENDMENT NO. 17]



                                       PNC BANK, NATIONAL ASSOCIATION,
                                       INDIVIDUALLY AND AS AGENT


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                  [SIGNATURE PAGE 3 OF 20 TO AMENDMENT NO. 17]



                                       CORESTATES BANK, N.A.


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                  [SIGNATURE PAGE 4 OF 20 TO AMENDMENT NO. 17]



                                       CREDITANSTALT AG


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                  [SIGNATURE PAGE 5 OF 20 TO AMENDMENT NO. 17]



                                       FIRST UNION NATIONAL BANK


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                  [SIGNATURE PAGE 6 OF 20 TO AMENDMENT NO. 17]



                                       MELLON BANK, N.A.


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                  [SIGNATURE PAGE 7 OF 20 TO AMENDMENT NO. 17]





                                       TORONTO DOMINION (NEW YORK), INC.


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                  [SIGNATURE PAGE 8 OF 20 TO AMENDMENT NO. 17]



                                       BANKERS TRUST COMPANY


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                  [SIGNATURE PAGE 9 OF 20 TO AMENDMENT NO. 17]



                                       CREDIT LYONNAIS NEW YORK BRANCH


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                [SIGNATURE PAGE 10 OF 20 TO AMENDMENT NO. 17]



                                       AMSOUTH BANK


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                [SIGNATURE PAGE 11 OF 20 TO AMENDMENT NO. 17]



                                       BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                  [SIGNATURE PAGE 12 OF 20 TO AMENDMENT NO. 17]



                                       THE FUJI BANK, LIMITED
                                       NEW YORK BRANCH


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                  [SIGNATURE PAGE 13 OF 20 TO AMENDMENT NO. 17]



                                       SUNTRUST BANK, CENTRAL FLORIDA, N.A.


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                  [SIGNATURE PAGE 14 OF 20 TO AMENDMENT NO. 17]



                                       BANK ONE, KENTUCKY, NA


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                  [SIGNATURE PAGE 15 OF 20 TO AMENDMENT NO. 17]



                                       FLEET NATIONAL BANK


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                  [SIGNATURE PAGE 16 OF 20 TO AMENDMENT NO. 17]



                                       COMERICA BANK


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                  [SIGNATURE PAGE 17 OF 20 TO AMENDMENT NO. 17]



                                       THE FIRST NATIONAL BANK OF CHICAGO


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                  [SIGNATURE PAGE 18 OF 20 TO AMENDMENT NO. 17]



                                       THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                         NEW YORK BRANCH


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                  [SIGNATURE PAGE 19 OF 20 TO AMENDMENT NO. 17]



                                       THE LONG-TERM CREDIT BANK OF JAPAN, LTD.
                                         NEW YORK BRANCH


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                  [SIGNATURE PAGE 20 OF 20 TO AMENDMENT NO. 17]



                                       RIGGS BANK N.A.


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

STATE OF GEORGIA

COUNTY OF FULTON


      On the _____ day of ___________, 1998 personally appeared ______________, as the __________ President of SunTrust Bank, Central Florida, N.A., and before me executed the attached Amendment No. 17 dated as of _____________, 1998 to the Credit Agreement between Mariner Health Group, Inc., with SunTrust Bank, Central Florida, N.A., as Lender.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal, in the state and county aforesaid.


                  ______________________________________________________________
                  Signature of Notary Public, State of__________________________


                  ______________________________________________________________
                  (Print, Type or Stamp Commissioned Name of Notary Public) Personally known __________; OR Produced Identification ______ Type of identification produced:______________________________
                  ______________________________________________________________

                                    EXHIBIT 2

             Bank                                            Fee
             ----                                            ---
PNC Bank, National Association                              $22,500
Bankers Trust Company                                       $16,250
Corestates Bank, N.A.                                       $16,250
Credit Lyonnais New York Branch                             $16,250
Mellon Bank, N.A.                                           $16,250
Toronto Dominion (New York), Inc.                           $16,250
AmSouth Bank                                                $11,250
Bank of Tokyo-Mitsubishi Trust Company                      $11,250
Comerica Bank                                               $11,250
The First National Bank of Chicago                          $11,250
First Union National Bank                                   $11,250
Fleet National Bank                                         $11,250
The Industrial Bank of Japan, Limited,                      $11,250
   New York Branch
Creditanstalt AG                                            $10,000
Bank One, Kentucky, N.A.                                    $ 7,500
The Fuji Bank, Limited New York Branch                      $ 7,500
The Long-Term Credit Bank of Japan, Ltd.                    $ 7,500
   New York Branch
Riggs Bank, N.A.                                            $ 7,500
SunTrust Bank, Central Florida, N.A.                        $ 7,500

                                    EXHIBIT 3

                            CONFIRMATION OF GUARANTY

                                    EXHIBIT 4

                                    AGREEMENT